EXHIBIT 10.01

                            AMENDMENT
                      TO EMPLOYMENT AGREEMENT
                       DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993 as amended on April 27, 1994 (the "Agreement") by and between J. Baker, Inc. and Alan I. Weinstein. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby further amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1996" in the fifth line thereof and inserting in its place the phrase "ending on April
1, 1997".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.



      /s/Jerry M. Socol                        April 25, 1995
      ----------------------------             --------------------
By:      Jerry M. Socol                        Date
         President and
         Chief Executive Officer




      /s/Alan I. Weinstein                     April 25, 1995
      -----------------------------            --------------------
         Alan I. Weinstein                     Date